Chilton Realty Income & Growth Fund Class A Shares (REIAX) Class C Shares (REICX) Institutional Class Shares (REIIX)

Summary Prospectus	January 15, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.chiltonrealtyfund.com/index.html.  You may also obtain this information at no cost by calling 1-800-207-7108 or by sending an e-mail request to libertystreetfunds@umb.com. The Fund's Prospectus and SAI, both dated December 31, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Chilton Realty Income & Growth Fund (the “Fund”) is to achieve current income and long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page 29 of the Fund’s Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	A Shares	C Shares	Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase or redemption proceeds)	1.00%(2)	1.00%(2)	None
Wire fee	$20	$20	$20
Overnight check delivery	$15	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses (includes shareholder service fee of up to 0.15%)(3)	1.59%	1.59%	1.59%
Total annual fund operating expenses	2.84%	3.59%	2.59%
Fee waiver and/or expense reimbursements (4)	(1.34%)	(1.34%)	(1.34%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (4)	1.50%	2.25%	1.25%

1	No initial sales charge is applied to purchases of $1 million or more.
2
A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.  A CDSC of 1.00% will be charged on C Share purchases that are redeemed in whole or in part within 12 months of purchase.

3	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
4
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any  taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization  and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of the  average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  This agreement is in effect until April 30, 2015, and may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of previously waived fees or expenses reimbursed to the Fund for a period of three years from the date such fees were waived or expenses were reimbursed.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested, and that the Fund’s operating expenses  remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
A Shares	$819	$1,285
C Shares	$328	$976
Institutional Shares	$127	$678

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
A Shares	$819	$1,285
C Shares	$228	$976
Institutional Shares	$127	$678

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal market conditions, the Fund will pursue its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing equity securities, including common stocks, preferred stocks, convertible securities, rights, and warrants, of publicly traded companies participating in the real estate sector, such as Real Estate Investment Trusts (“REITs”). The Fund’s sub-advisor, Chilton Capital Management, LLC (“Chilton” or the “Sub-Advisor”), considers a company to be participating in the real estate sector if, at the time of investment, the company (i) derived at least 50% of its total revenues during its most recent completed fiscal year from the ownership, construction, development, financing, management, renting, leasing or sale of, or (ii) has at least 50% of its assets invested in, commercial, industrial or residential real estate. The Sub-Advisor considers a company to be publicly traded if the company’s equity securities are traded on a stock exchange or an over-the-counter market.

Under normal market conditions, the Sub-Advisor will select a focused portfolio of approximately 20 to 30 investments in REITs and other companies participating in the real estate sector, diversified by property type, geographic location and issuer strategy, in an attempt to maximize projected risk-adjusted returns. The Fund’s portfolio companies may be of any size market capitalization, including small- and mid-capitalization companies. The Fund’s strategy is long-only. The Fund’s portfolio will be allocated across three sub-strategies:

Strategy	Definition	Approximate Range
Core	Companies with superior balance sheets, established track records, and moderate growth	40-70%
Value-Add	Companies with moderate operating leverage, established track records, and high growth, both internal and external	20-50%
Opportunistic	Companies with high operating leverage, unproven or shorter track records, and high growth, both internal and external	0-25%

The Sub-Advisor’s research process of each investment opportunity begins with fundamental, bottom-up analysis of the security. The process includes estimations of net asset value, review and projections of earnings (“funds from operations” for REITs), balance sheet analyses, and company specific ratio comparisons by type of property, geographic location and peer group. Qualitative factors are also evaluated by the Sub-Advisor and include, as applicable, property visits, REIT management meetings, tenant credit quality, and tenant diversification.

The Sub-Advisor will generally sell all or a portion of a position of the Fund’s portfolio holding when, in the Sub-Advisor’s opinion, the investment hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or the Sub-Advisor identifies a more attractive investment opportunity.

The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities of foreign issuers which meet the same criteria for investment as domestic companies, including investments in such companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

The Fund may also invest up to 20% of its net assets (plus any borrowings for investment purposes) in fixed-income securities with maturities typically between one year and ten years, which may include debt securities that are rated below investment grade, or unrated securities that the Sub-Advisor determines to be of comparable credit quality.

Real Estate Investment Trusts (REITs)
A majority of the Fund’s total assets will be invested in equity REITs. REITs are publicly traded corporations or trusts that own interests in residential or commercial real estate and land or in real estate related loans or other interests. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation. REIT property types include apartments, regional malls, shopping centers, lodging, office, industrial, self-storage, data centers, and a variety of health care related facilities. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year).

Principal Risks of Investing
Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund. There can be no assurance that the Fund will achieve its investment strategy.

•
Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of REITs and other companies operating in the real estate sector to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the REITs and other companies operating in the real estate industry as the yields on alternative investments increase.

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Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

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Growth-Oriented Investment Strategies Risk.  Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

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Foreign Investment Risk.  The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

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Real Estate Market Risk.  Since the Fund concentrates investment of its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets and you may lose money on your investment in the Fund even if securities markets generally are experiencing positive results. The real estate sector may suffer and property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, employment, cultural or technological developments, fluctuations in rent schedules and operating expenses, unfavorable changes in applicable taxes, governmental regulations, zoning, building, environmental and other laws and interest rates, operating or development expenses, unexpected increases in the cost of energy and environmental factors and lack of available financing. . The value of real estate company securities also may decline because of the failure of borrowers to pay their loans and poor property management. Residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

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REIT Risk. In addition to the risks associated with securities of companies participating in the real estate industry, such as declines in the value of real estate, risks related to general and local economic conditions, decreases in property revenues, and increases in prevailing interest rates, property taxes and operating expenses, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. A REIT could possibly fail to qualify for favorable U.S. federal income tax treatment and so become subject to additional income tax liability that could cause to liquidate investments, borrow funds under adverse conditions or fail, or to maintain its exemption from registration under the Investment Company Act of 1940 (“1940 Act”). Various factors including the above may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In addition, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments.

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Small- and Mid-Cap Companies Risk. Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—large company stocks.

•	Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

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Preferred Stock Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, call, reinvestment and income risk, limited liquidity, limited voting rights and special redemption rights.

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Convertible Securities Risk.  Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

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Warrants Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

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Sector Concentration Risk. The Fund’s investments will be concentrated in the real estate sector. The focus of the Fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.

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Liquidity Risk.  Due to a lack of demand in the marketplace or other factors such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. Illiquid assets may also be difficult to value.

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Management and Strategy Risk.  The value of your investment depends on the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Fund’s Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

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Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements.  In particular, the Fund generally may not acquire a security if, as a result of the acquisition, 50% or more of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund.  Although the Fund’s strategy contemplates investment in approximately 20 to 30 securities issued by REITs and real estate related entities, it may not be possible for the Fund to invest in such a small number of positions while satisfying these diversification requirements.  The Fund’s strategy of investing in a relatively small number of securities may cause it inadvertently to fail to satisfy the diversification requirements.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

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Non-Diversification Risk.  The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	No Operating History. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance
The Fund is new and it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-Advisor
Liberty Street Advisors, Inc. is the Fund’s investment advisor (the “Advisor”). Chilton Capital Management, LLC is the Fund’s sub-advisor.

Portfolio Managers
Bruce G. Garrison and Matthew R. Werner have served as the portfolio managers of the Fund since its inception on December 31, 2013.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day by the New York Stock Exchange (“NYSE”) is open for business by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts. Certain distributions may be treated as a return of capital for tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.